UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2012

Validus Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Richmond Road, Pembroke, Bermuda		HM08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 278-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual General Meeting of Shareholders

1. At the annual general meeting of shareholders of Validus Holdings, Ltd. (the “Company”) held on May 2, 2012 the shareholders of the Company approved the following:

(a) The election of three Class II Directors of the Company:

			Broker
	For	Withheld	Non-Votes
Michael E.A. Carpenter	81,170,695	4,649,091	6,873,000
Alok Singh	83,547,231	2,272,555	6,873,000
Christopher E. Watson	72,906,512	12,913,274	6,873,000

(b) The election of Designated Company Directors of the Company’s Non-U.S. subsidiaries:

			Broker
	For	Withheld	Non-Votes

Edward J. Noonan	84,102,647	1,717,139	6,873,000
C.N. Rupert Atkin	84,112,168	1,707,618	6,873,000
Patrick G. Barry	84,112,121	1,707,665	6,873,000
Peter A. Bilsby	84,112,178	1,707,608	6,873,000
Alan Bossin	84,113,007	1,706,779	6,873,000
Julian P. Bosworth	84,110,715	1,709,071	6,873,000
Janita A. Burke	84,112,620	1,707,166	6,873,000
Michael E.A. Carpenter	84,112,604	1,707,182	6,873,000
Rodrigo Castro	84,112,471	1,707,315	6,873,000
Jane S. Clouting	84,112,277	1,707,509	6,873,000
Joseph E. (Jeff) Consolino	84,102,161	1,717,625	6,873,000
C. Jerome Dill	84,103,064	1,716,722	6,873,000
Andrew Downey	84,112,521	1,707,265	6,873,000
Kerry A. Emanuel	84,112,128	1,707,658	6,873,000
Jonathan D. Ewington	84,112,121	1,707,665	6,873,000
Andrew M. Gibbs	84,071,631	1,748,155	6,873,000
Michael Greene	84,112,521	1,707,265	6,873,000
Barnabas Hurst-Bannister	84,112,528	1,707,258	6,873,000
Anthony J. Keys	84,112,121	1,707,665	6,873,000
Robert F. Kuzloski	84,112,607	1,707,179	6,873,000
Stuart W. Mercer	84,102,521	1,717,265	6,873,000
Jean-Marie Nessi	84,112,220	1,707,566	6,873,000
Andre Perez	84,112,121	1,707,665	6,873,000
Julian G. Ross	84,112,557	1,707,229	6,873,000
Rafael Saer	84,112,121	1,707,665	6,873,000
Matthew Scales	84,112,121	1,707,665	6,873,000
James E. Skinner	84,112,121	1,707,665	6,873,000
Verner G. Southey	84,112,557	1,707,229	6,873,000
Nigel D. Wachman	84,112,121	1,707,665	6,873,000
Lixin Zeng	84,112,374	1,707,412	6,873,000

(c) The approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s named executive officers as described in the Executive Compensation section of the Company’s Proxy Statement dated March 21, 2012, including the Compensation Discussion and Analysis:

	For	Against	Abstain	Broker Non-Votes
Total:	82,501,768	352,850	2,965,168	6,873,000

(d) The approval of the selection of PricewaterhouseCoopers to act as the independent registered public accounting firm of the Company for the year ending December 31, 2012:

	For	Against	Abstentions	Broker Non-Votes
Total:	89,402,217	2,610,699	679,870	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Validus Holdings, Ltd.

May 7, 2012	By:	/s/ Joseph E. (Jeff) Consolino

Name: Joseph E. (Jeff) Consolino
Title: President and Chief Financial Officer